Exhibit 99.3
CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)
	Three Months Ended March 31,
	2011	2010
REVENUES:
Minimum rents	$171,684	$165,732
Percentage rents	3,776	3,940
Other rents	5,008	4,539
Tenant reimbursements	76,985	78,576
Management, development and leasing fees	1,337	1,706
Other	9,360	7,237
Total revenues	268,150	261,730

EXPENSES:
Property operating	40,196	37,720
Depreciation and amortization	67,981	70,449
Real estate taxes	24,280	24,618
Maintenance and repairs	16,032	15,442
General and administrative	11,800	11,074
Other	8,303	6,701
Total expenses	168,592	166,004
Income from operations	99,558	95,726
Interest and other income	545	1,051
Interest expense	(68,213)	(72,380)
Gain on extinguishment of debt	581	-
Gain on sales of real estate assets	809	866
Equity in earnings of unconsolidated affiliates	1,778	539
Income tax benefit	1,770	1,877
Income from continuing operations	36,828	27,679
Operating income (loss) of discontinued operations	27,066	(476)
Gain on discontinued operations	14	-
Net income	63,908	27,203
Net income attributable to noncontrolling interests in:
Operating partnership	(10,451)	(4,110)
Other consolidated subsidiaries	(6,138)	(6,137)
Net income attributable to the Company	47,319	16,956
Preferred dividends	(10,594)	(6,028)
Net income attributable to common shareholders	$36,725	$10,928
Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.11	$0.08
Discontinued operations	0.14	-
Net income attributable to common shareholders	$0.25	$0.08
Weighted average common shares outstanding	148,069	137,967

Diluted earnings per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.11	$0.08
Discontinued operations	0.14	-
Net income attributable to common shareholders	$0.25	$0.08
Weighted average common and potential dilutive common shares outstanding	148,123	138,006

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$15,644	$11,274
Discontinued operations	21,081	(346)
Net income attributable to common shareholders	$36,725	$10,928

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

The Company's calculation of FFO allocable to Company shareholders is as follows:
(in thousands, except per share data)
	Three Months Ended March 31,
	2011	2010

Net income attributable to common shareholders	$36,725	$10,928
Noncontrolling interest in income of operating partnership	10,451	4,110
Depreciation and amortization expense of:
Consolidated properties	67,981	70,449
Unconsolidated affiliates	5,515	6,885
Discontinued operations	86	1,563
Non-real estate assets	(638)	(219)
Noncontrolling interests' share of depreciation and amortization	(149)	(145)
Gain on discontinued operations	(14)	-
Funds from operations of the operating partnership	$119,957	$93,571

Funds from operations per diluted share	$0.63	$0.49
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,259	189,955

Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	$119,957	$93,571
Percentage allocable to common shareholders (1)	77.85%	72.65%
Funds from operations allocable to common shareholders	$93,387	$67,979

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 4.

SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$1,598	$531
Lease termination fees per share	$0.01	$-

Straight-line rental income	$1,082	$1,316
Straight-line rental income per share	$0.01	$0.01

Gains on outparcel sales	$809	$816
Gains on outparcel sales per share	$-	$-

Amortization of acquired above- and below-market leases	$528	$838
Amortization of acquired above- and below-market leases per share	$-	$-

Net amortization of debt premiums (discounts)	$753	$1,662
Net amortization of debt premiums (discounts) per share	$-	$0.01

Income tax benefit	$1,770	$1,877
Income tax benefit per share	$0.01	$0.01

Loss on impairment of real estate from discontinued operations	$(2,746)	$-
Loss on impairment of real estate from discontinued operations per share	$(0.01)	$-

Gain on extinguishment of debt from discontinued operations	$32,015	$-
Gain on extinguishment of debt from discontinued operations per share	$0.17	$-

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

Same-Center Net Operating Income
(Dollars in thousands)
	Three Months Ended March 31,
	2011	2010

Net income attributable to the Company	$47,319	$16,956

Adjustments:
Depreciation and amortization	67,981	70,449
Depreciation and amortization from unconsolidated affiliates	5,515	6,885
Depreciation and amortization from discontinued operations	86	1,563
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(149)	(145)
Interest expense	68,213	72,380
Interest expense from unconsolidated affiliates	5,802	7,228
Interest expense from discontinued operations	178	1,080
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(244)	(234)
Abandoned projects expense	-	99
Gain on sales of real estate assets	(809)	(866)
Loss on sales of real estate assets from unconsolidated affiliates	-	50
Gain on extinguishment of debt	(581)	-
Gain on extinguishment of debt from discontinued operations	(31,434)	-
Writedown of mortgage note receivable	1,500	-
Loss on impairment of real estate from discontinued operations	2,746	-
Income tax benefit	(1,770)	(1,877)
Net income attributable to noncontrolling interest in earnings of operating partnership	10,451	4,110
Gain on discontinued operations	(14)	-
Operating partnership's share of total NOI	174,790	177,678
General and administrative expenses	11,800	11,074
Management fees and non-property level revenues	(2,436)	(4,061)
Operating partnership's share of property NOI	184,154	184,691
Non-comparable NOI	(1,397)	(3,955)
Total same-center NOI	$182,757	$180,736
Total same-center NOI percentage change	1.1%

Total same-center NOI	$182,757	$180,736
Less lease termination fees	(1,553)	(510)
Total same-center NOI, excluding lease termination fees	$181,204	$180,226

Malls	$162,099	$162,796
Associated centers	8,204	7,733
Community centers	5,175	3,965
Office and other	5,726	5,732
Total same-center NOI, excluding lease termination fees	$181,204	$180,226

Percentage Change:
Malls	-0.4%
Associated centers	6.1%
Community centers	30.5%
Office and other	-0.1%
Total same-center NOI, excluding lease termination fees	0.5%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)
	March 31, 2011
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,945,047	$1,239,051	$5,184,098
Noncontrolling interests' share of consolidated debt	(15,621)	(928)	(16,549)
Company's share of unconsolidated affiliates' debt	396,687	169,526	566,213
Company's share of consolidated and unconsolidated debt	$4,326,113	$1,407,649	$5,733,762
Weighted average interest rate	5.69%	2.85%	4.99%

	March 31, 2010
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,934,296	$1,524,281	$5,458,577
Noncontrolling interests' share of consolidated debt	(23,731)	(928)	(24,659)
Company's share of unconsolidated affiliates' debt	402,570	191,604	594,174
Company's share of consolidated and unconsolidated debt	$4,313,135	$1,714,957	$6,028,092
Weighted average interest rate	5.94%	2.89%	5.07%

Debt-To-Total-Market Capitalization Ratio as of March 31, 2011
(In thousands, except stock price)
	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,334	$17.42	$3,315,618
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
Total market equity			3,884,368
Company's share of total debt			5,733,762
Total market capitalization			$9,618,130
Debt-to-total-market capitalization ratio			59.6%

(1)
Stock price for common stock and operating partnership units equals the closing price of the common stock on March 31, 2011.  The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)
	Three Months Ended March 31,
2011:	Basic	Diluted
Weighted average shares - EPS	148,069	148,123
Weighted average operating partnership units	42,136	42,136
Weighted average shares- FFO	190,205	190,259

2010:
Weighted average shares - EPS	137,967	138,006
Weighted average operating partnership units	51,949	51,949
Weighted average shares- FFO	189,916	189,955

Dividend Payout Ratio
	Three Months Ended March 31,
	2011	2010
Weighted average cash dividend per share	$0.23034	$0.23106
FFO per diluted, fully converted share	$0.63	$0.49
Dividend payout ratio	36.6%	47.2%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

Consolidated Balance Sheets
(Unaudited; in thousands, except share data)
	March 31, 2011	December 31, 2010
ASSETS
Real estate assets:
Land	$926,479	$928,025
Buildings and improvements	7,538,099	7,543,326
	8,464,578	8,471,351
Less accumulated depreciation	(1,778,046)	(1,721,194)
	6,686,532	6,750,157
Developments in progress	160,040	139,980
Net investment in real estate assets	6,846,572	6,890,137
Cash and cash equivalents	49,340	50,896
Receivables:
Tenant, net of allowance	69,578	77,989
Other	12,900	11,996
Mortgage and other notes receivable	28,857	30,519
Investments in unconsolidated affiliates	180,131	179,410
Intangible lease assets and other assets	269,963	265,607
	$7,457,341	$7,506,554

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$5,184,098	$5,209,747
Accounts payable and accrued liabilities	283,930	314,651
Total liabilities	5,468,028	5,524,398
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	34,252	34,379
Redeemable noncontrolling preferred joint venture interest	423,719	423,834
Total redeemable noncontrolling interests	457,971	458,213
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding in 2011 and 2010	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding in 2011 and 2010	18	18
Common stock, $.01 par value, 350,000,000 shares authorized, 148,317,238 and 147,923,707 issued and outstanding in 2011 and 2010, respectively	1,483	1,479
Additional paid-in capital	1,660,001	1,657,507
Accumulated other comprehensive income	9,348	7,855
Accumulated deficit	(360,951)	(366,526)
Total shareholders' equity	1,309,904	1,300,338
Noncontrolling interests	221,438	223,605
Total equity	1,531,342	1,523,943
	$7,457,341	$7,506,554

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)
	Three Months Ended March 31,
	2011	2010
EBITDA:
Net income attributable to the Company	$47,319	$16,956

Adjustments:
Depreciation and amortization	67,981	70,449
Depreciation and amortization from unconsolidated affiliates	5,515	6,885
Depreciation and amortization from discontinued operations	86	1,563
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(149)	(145)
Interest expense	68,213	72,380
Interest expense from unconsolidated affiliates	5,802	7,228
Interest expense from discontinued operations	178	1,080
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(244)	(234)
Income and other taxes	(1,720)	(1,710)
Gain on extinguishment of debt	(581)	-
Gain on extinguishment of debt from discontinued operations	(31,434)	-
Writedown of mortgage note receivable	1,500	-
Loss on impairment of real estate from discontinued operations	2,746	-
Abandoned projects	-	99
Net income attributable to noncontrolling interest in earnings of operating partnership	10,451	4,110
Gain on discontinued operations	(14)	-
Company's share of total EBITDA	$175,649	$178,661

Interest Expense:
Interest expense	$68,213	$72,380
Interest expense from unconsolidated affiliates	5,802	7,228
Interest expense from discontinued operations	178	1,080
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(244)	(234)
Company's share of total interest expense	$73,949	$80,454

Ratio of EBITDA to Interest Expense	2.38	2.22

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)
	Three Months Ended March 31,
	2011	2010

Company's share of total EBITDA	$175,649	$178,661
Interest expense	(68,213)	(72,380)
Interest expense from discontinued operations	(178)	(1,080)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	244	234
Income and other taxes	1,720	1,710
Net amortization of deferred financing costs and debt premiums (discounts)	2,200	1,369
Net amortization of deferred financing costs and debt premiums (discounts) from discontinued operations	-	28
Net amortization of intangible lease assets	(253)	(11)
Depreciation and interest expense from unconsolidated affiliates	(11,317)	(14,113)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	149	145
Noncontrolling interests in earnings from other consolidated subsidiaries	6,138	6,137
Gain on outparcel sales	(809)	(866)
Realized foreign currency loss	-	169
Realized loss on available for sale securities	22	-
Equity in earnings of unconsolidated affiliates	(1,778)	(539)
Distributions from unconsolidated affiliates	1,459	1,022
Income tax effect from share-based compensation	-	(1,270)
Share-based compensation expense	1,073	979
Provision for doubtful accounts	1,459	1,455
Change in deferred tax assets	(258)	(486)
Changes in operating assets and liabilities	(28,493)	(12,754)
Cash flows provided by operating activities	$78,814	$88,410

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

Schedule of Mortgage and Other Indebtedness as of March 31, 2011
(Dollars in thousands )
							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:
Lexington, KY	Fayette Mall	Jul-11		7.00%	$84,733		$84,733	$-
Pearland, TX	Pearland Office	Jul-11	Jul-12	2.71%	7,562		-	7,562
Pearland, TX	Pearland Town Center	Jul-11	Jul-12	2.71%	126,322		-	126,322
Panama City, FL	Panama City Mall	Aug-11		7.30%	36,317		36,317	-
Chattanooga, TN	CBL Center II	Aug-11		4.50%	11,599		-	11,599
Asheville, NC	Asheville Mall	Sep-11		6.98%	61,804		61,804	-
Burlington, NC	Alamance Crossing	Sep-11		1.50%	52,015		-	52,015
Nashville, TN	RiverGate Mall	Sep-11	Sep-13	2.56%	87,500		-	87,500
Ft. Smith, AR	Massard Crossing	Feb-12		7.54%	5,389		5,389	-
Vicksburg, MS	Pemberton Plaza	Feb-12		7.54%	1,841		1,841	-
Houston, TX	Willowbrook Plaza	Feb-12		7.54%	27,573		27,573	-
Statesboro, GA	Statesboro Crossing	Feb-12	Feb-13	1.25%	14,025		-	14,025
D'lberville, MS	The Promenade	Mar-12		2.04%	64,265	(a)	-	64,265
St. Louis, MO	West County Center - restaurant village	Mar-12	Mar-13	1.25%	20,866		-	20,866
Fayetteville, NC	Cross Creek Mall	Apr-12		7.40%	57,699		57,699	-
Colonial Heights, VA	Southpark Mall	May-12		7.00%	31,964		31,964	-
Douglasville, GA	Arbor Place	Jul-12		6.51%	66,370		66,370	-
Saginaw, MI	Fashion Square	Jul-12		6.51%	50,815		50,815	-
Louisville, KY	Jefferson Mall	Jul-12		6.51%	36,972		36,972	-
North Charleston, SC	Northwoods Mall	Jul-12		6.51%	52,933		52,933	-
Jackson, TN	Old Hickory Mall	Jul-12		6.51%	29,317		29,317	-
Asheboro, NC	Randolph Mall	Jul-12		6.50%	12,782		12,782	-
Racine, WI	Regency Mall	Jul-12		6.51%	28,991		28,991	-
Douglasville, GA	The Landing at Arbor Place	Jul-12		6.51%	7,492		7,492	-
Spartanburg, SC	WestGate Mall	Jul-12		6.50%	45,918		45,918	-
Chattanooga, TN	CBL Center	Aug-12		6.25%	13,066		13,066	-
Livonia, MI	Laurel Park Place	Dec-12		8.50%	45,993		45,993	-
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	112,800		112,800	-
Greensburg, PA	Westmoreland Mall	Mar-13		5.05%	68,284		68,284	-
St. Louis, MO	West County Center	Apr-13		5.19%	148,081		148,081	-
Columbia, SC	Columbia Place	Sep-13		5.45%	28,084		28,084	-
St. Louis, MO	South County Center	Oct-13		4.96%	75,350		75,350	-
Joplin, MO	Northpark Mall	Mar-14		5.75%	35,788		35,788	-
Laredo, TX	Mall del Norte	Dec-14		5.04%	113,400		113,400	-
Fairview Heights, IL	St. Clair Square	Jan-15		4.30%	70,500	(b)	-	70,500
Rockford, IL	CherryVale Mall	Oct-15		5.00%	85,588		85,588	-
Brookfield, IL	Brookfield Square	Nov-15		5.08%	95,877		95,877	-
Madison, WI	East Towne Mall	Nov-15		5.00%	72,966		72,966	-
Madison, WI	West Towne Mall	Nov-15		5.00%	103,065		103,065	-
Bloomington, IL	Eastland Mall	Dec-15		5.85%	59,400		59,400	-
Decatur, IL	Hickory Point Mall	Dec-15		5.85%	30,653		30,653	-
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	275,700		275,700	-
Nashville, TN	CoolSprings Crossing	Apr-16		4.54%	13,600	(c)	13,600	-
Chattanooga, TN	Gunbarrel Pointe	Apr-16		4.64%	12,100	(d)	12,100	-
Janesville, WI	Janesville Mall	Apr-16		8.38%	7,668		7,668	-
Stroud, PA	Stroud Mall	Apr-16		4.59%	36,365	(e)	36,365	-
York, PA	York Galleria	Apr-16		4.55%	58,100	(f)	58,100	-
Akron, OH	Chapel Hill Mall	Aug-16		6.10%	72,242		72,242	-
Chesapeake, VA	Greenbrier Mall	Aug-16		5.91%	79,575		79,575	-
Chattanooga, TN	Hamilton Place	Aug-16		5.86%	109,473		109,473	-
Midland, MI	Midland Mall	Aug-16		6.10%	35,652		35,652	-
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	140,000		140,000	-
Southaven, MS	Southaven Towne Center	Jan-17		5.50%	43,178		43,178	-
Cary, NC	Cary Towne Center	Mar-17		8.50%	61,788		61,788	-
Charleston, SC	Citadel Mall	Apr-17		5.68%	71,023		71,023	-
Chattanooga, TN	Hamilton Corner	Apr-17		5.67%	16,092		16,092	-

						Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance	Fixed	Variable

Layton, UT	Layton Hills Mall	Apr-17		5.66%	101,507	101,507	-
Lafayette, LA	Mall of Acadiana	Apr-17		5.67%	142,025	142,025	-
Lexington, KY	The Plaza at Fayette Mall	Apr-17		5.67%	41,927	41,927	-
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17		5.67%	21,248	21,248	-
Cincinnati, OH	EastGate Crossing	May-17		5.66%	15,810	15,810	-
Nashville, TN	CoolSprings Galleria	May-18		6.98%	112,946	112,946	-
Winston-Salem, NC	Hanes Mall	Oct-18		6.99%	159,758	159,758	-
Nashville, TN	Hickory Hollow Mall	Oct-18		6.00%	28,057	28,057	-
Nashville, TN	The Courtyard at Hickory Hollow	Oct-18		6.00%	844	844	-
Terre Haute, IN	Honey Creek Mall	Jul-19		8.00%	32,384	32,384	-
Daytona Beach, FL	Volusia Mall	Jul-19		8.00%	55,708	55,708	-
Chattanooga, TN	The Terrace	Jun-20		7.25%	14,638	14,638	-
Burnsville, MN	Burnsville Center	Jul-20		6.00%	82,025	82,025	-
Huntsville, AL	Parkway Place	Jul-20		6.50%	41,543	41,543	-
Roanoke, VA	Valley View Mall	Jul-20		6.50%	64,292	64,292	-
Cincinnati, OH	EastGate Mall	Apr-21		5.83%	44,100	44,100	-
Chattanooga, TN	Hamilton Crossing & Expansion	Apr-21		5.99%	10,605	10,605	-
Little Rock, AR	Park Plaza Mall	Apr-21		5.28%	99,400	99,400	-
Beaumont, TX	Parkdale Mall & Crossing	Apr-21		5.85%	95,000	95,000	-
Wausau, WI	Wausau Center	Apr-21		5.85%	19,800	19,800	-
	SUBTOTAL				$4,398,132	$3,943,478	$454,654
Weighted average interest rate					5.39%	5.70%	2.63%

Debt Premiums (Discounts): (g)

Fayetteville, NC	Cross Creek Mall	Apr-12		7.40%	1,443	1,443	-
Colonial Heights, VA	Southpark Mall	May-12		7.00%	674	674	-
Livonia, MI	Laurel Park Place	Dec-12		8.50%	2,485	2,485	-
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	812	812	-
St. Louis, MO	West County Center	Apr-13		5.19%	(1,635)	(1,635)	-
St. Louis, MO	South County Center	Oct-13		4.96%	(943)	(943)	-
Joplin, MO	Northpark Mall	Mar-14		5.75%	227	227	-
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	(1,494)	(1,494)	-
	SUBTOTAL				$1,569	$1,569	$-
Weighted average interest rate					3.67%	3.67%	-

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,399,701	$3,945,047	$454,654
Weighted average interest rate					5.39%	5.70%	2.63%

Construction Loans:

Madison, MS	The Forum at Grandview - Land	Sep-12	Sep-13	3.76%	$1,800	$-	$1,800
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.26%	10,200	-	10,200
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	Dec-13	Dec-15	3.26%	14,340	-	14,340
Burlington, NC	Alamance West	Dec-13	Dec-15	3.26%	1,978	-	1,978
	SUBTOTAL				$28,318	$-	$28,318

Credit Facilities:
Secured credit facilities:
$520,000 capacity		Aug-11	Apr-14	3.10%	$150,196	$-	$150,196
$525,000 capacity		Feb-12	Feb-13	5.25%	166,189	-	166,189
$105,000 capacity		Jun-12		4.50%	2,200	-	2,200
Total secured facilities				4.23%	318,585	-	318,585
Unsecured term facilities:
Starmount		Nov-11	Nov-12	1.38%	209,494	-	209,494
General		Apr-12	Apr-13	1.92%	228,000	-	228,000
Total term facilities				1.66%	437,494	-	437,494
	SUBTOTAL			2.74%	$756,079	$-	$756,079

Total Consolidated Debt					$5,184,098	$3,945,047	$1,239,051
Weighted average interest rate					4.99%	5.70%	2.72%

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11	Apr-12	1.76%	$11,561		$-	$11,561
West Melbourne, FL	Hammock Landing Phase I	Aug-11	Aug-13	4.50%	43,479		-	43,479
West Melbourne, FL	Hammock Landing Phase II	Aug-11		2.25%	3,276		-	3,276
York, PA	York Town Center	Oct-11		1.51%	19,957		-	19,957
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	69,363		-	69,363
Lee's Summit, MO	Summit Fair	Jul-12		4.00%	21,890	(h)	-	21,890
Greensboro, NC	Bank of America Building	Apr-13		5.33%	4,625		4,625	-
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	2,555		2,555	-
Greensboro, NC	First National Bank Building	Apr-13		5.33%	405		405	-
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	1,100		1,100	-
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	38,813		38,813	-
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	971		971	-
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	7,850		7,850	-
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	1,533		1,533	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	42,474	(i)	42,474	-
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	32,771		32,771	-
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	94,844		94,844	-
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	17,428		17,428	-
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	11,485		11,485	-
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	13,073		13,073	-
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	21,209		21,209	-
Harrisburg, PA	High Pointe Commons	May-17		5.74%	7,262		7,262	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	95,400		95,400	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	2,889		2,889	-
	SUBTOTAL				$566,213		$396,687	$169,526

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center	8.00%		6.25%	$(1,045)		$(1,045)	$-
Chattanooga, TN	CBL Center II	8.00%		4.50%	(928)		-	(928)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,609)		(1,609)	-
Chattanooga, TN	Hamilton Crossing & Expansion	8.00%		5.99%	(849)		(849)	-
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(10,947)		(10,947)	-
Chattanooga, TN	The Terrace	8.00%		7.25%	(1,171)		(1,171)	-
	SUBTOTAL				$(16,549)		$(15,621)	$(928)

Company's Share Of Consolidated And Unconsolidated Debt					$5,733,762		$4,326,113	$1,407,649
Weighted average interest rate					4.99%		5.69%	2.85%

						Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance	Fixed	Variable
Total Debt of Unconsolidated Affiliates:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11		1.76%	$11,561	$-	$11,561
West Melbourne, FL	Hammock Landing Phase I	Aug-11		4.50%	43,479	-	43,479
West Melbourne, FL	Hammock Landing Phase II	Aug-11		2.25%	3,276	-	3,276
York, PA	York Town Center	Oct-11		1.51%	39,914	-	39,914
Port Orange, FL	The Pavilion at Port Orange	Dec-11		4.50%	69,363	-	69,363
Lee's Summit, MO	Summit Fair	Jul-12		4.00%	81,073	-	81,073
Greensboro, NC	Bank of America Building	Apr-13		5.33%	9,250	9,250	-
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	5,110	5,110	-
Greensboro, NC	First National Bank Building	Apr-13		5.33%	809	809	-
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	2,199	2,199	-
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	77,625	77,625	-
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	1,941	1,941	-
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	15,700	15,700	-
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	3,066	3,066	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	84,950	84,950	-
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	54,618	54,618	-
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	189,690	189,690	-
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	34,857	34,857	-
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	24,179	24,179	-
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	26,145	26,145	-
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	42,419	42,419	-
Harrisburg, PA	High Pointe Commons	May-17		5.74%	14,525	14,525	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	190,800	190,800	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	5,777	5,777	-
					$1,032,326	$783,660	$248,666
Weighted average interest rate					5.13%	5.59%	3.70%

(a)
The Company has entered into an interest rate cap on a notional amount of $64,265, amortizing to $63,555 over the term of the cap, related to The Promenade to limit the maximum interest rate that may be applied to the variable-rate loan to 1.00%.  The cap terminates in March 2012.

(b)
The Company has entered into an interest rate cap on a notional amount of $72,000, amortizing to $69,375 over the term of the cap, related to St. Clair Square to limit the maximum interest rate that may be applied to the variable-rate loan to 7.00%.  The cap terminates in January 2012.

(c)
The Company has entered into an interest rate swap on a notional amount of $13,600, amortizing to $11,313 over the term of the swap, related to CoolSprings Crossing to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.  The swap terminates in April 2016.

(d)
The Company has entered into an interest rate swap on a notional amount of $12,100, amortizing to $10,083 over the term of the swap, related to Gunbarrel Pointe to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.  The swap terminates in April 2016.

(e)
The Company has entered into an interest rate swap on a notional amount of $36,365, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.  The swap terminates in April 2016.

(f)
The Company has entered into an interest rate swap on a notional amount of $58,100, amortizing to $48,337 over the term of the swap, related to York Galleria Mall to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.  The swap terminates in April 2016.

(g)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.

(h)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $24,379.

(i)
Represents a first mortgage securing the property.  In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

Schedule of Maturities of Mortgage and Other Indebtedness as of March 31, 2011
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised as of March 31, 2011:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2011	$246,468	$23,233	$(928)	$268,773	4.69%
2012	924,958	33,451	(1,045)	957,364	16.70%
2013	950,979	170,694	-	1,121,673	19.56%
2014	309,584	42,474	-	352,058	6.14%
2015	810,067	127,615	-	937,682	16.35%
2016	564,775	28,913	(10,947)	582,741	10.16%
2017	514,598	139,833	(1,609)	652,822	11.39%
2018	301,605	-	-	301,605	5.26%
2019	88,092	-	-	88,092	1.54%
2020	202,498	-	(1,171)	201,327	3.51%
2021	268,905	-	(849)	268,056	4.67%
Face Amount of Debt	5,182,529	566,213	(16,549)	5,732,193	99.97%
Net Premiums on Debt	1,569	-	-	1,569	0.03%
Total	$5,184,098	$566,213	$(16,549)	$5,733,762	100.00%

Based on Original Maturity Dates as of March 31, 2011:
Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2011	$827,542	$147,636	$(928)	$974,250	16.99%
2012	1,012,460	21,890	(1,045)	1,033,306	18.02%
2013	459,117	57,852	-	516,969	9.02%
2014	149,188	42,474	-	191,663	3.34%
2015	793,749	127,615	-	921,365	16.07%
2016	564,775	28,913	(10,947)	582,741	10.16%
2017	514,598	139,833	(1,609)	652,823	11.39%
2018	301,605	-	-	301,605	5.26%
2019	88,092	-	-	88,092	1.54%
2020	202,498	-	(1,171)	201,327	3.51%
2021	268,905	-	(849)	268,057	4.67%
Face Amount of Debt	5,182,529	566,213	(16,549)	5,732,193	99.97%
Net Premiums on Debt	1,569	-	-	1,569	0.03%
Total	$5,184,098	$566,213	$(16,549)	$5,733,762	100.00%

Debt Covenant Compliance Ratios as of March 31, 2011

Covenant	Required	Actual		Compliance
Debt to Gross Asset Value	<65%	53%		Yes
Interest Coverage Ratio *	>1.75x	2.38	x	Yes
Debt Service Coverage Ratio *	>1.50x	1.89	x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

All Property Types (1)	792,069	$35.84	$34.94	-2.5%	$35.95	0.3%
Stabilized malls	760,589	36.43	35.47	-2.6%	36.51	0.2%
New leases	151,278	42.75	47.50	11.1%	50.51	18.2%
Renewal leases	609,311	$34.86	$32.49	-6.8%	$33.03	-5.2%

Total Leasing Activity
Square Feet

Total Leased	1,722,066
Operating Portfolio	1,695,699
Development Portfolio	26,367

Average Annual Base Rents Per Square Foot By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of March 31,
	2011	2010
Stabilized malls	$29.07	$28.87
Non-stabilized malls	26.73	25.41
Associated centers	12.01	11.89
Community centers	13.53	15.06
Other	17.82	19.21

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.
(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

Top 25 Tenants Based On Percentage Of Total Revenues For The Three Months Ended March 31, 2011
	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	156	792,737	3.14%
2	Foot Locker, Inc.	174	663,059	2.38%
3	AE Outfitters Retail Company	83	489,351	2.18%
4	The Gap, Inc.	79	881,523	2.00%
5	Abercrombie & Fitch, Co.	89	603,036	1.95%
6	Signet Group plc (2)	113	202,068	1.86%
7	Genesco Inc. (3)	190	276,798	1.56%
8	Dick's Sporting Goods, Inc.	21	1,226,221	1.55%
9	Luxottica Group, S.P.A. (4)	138	307,417	1.50%
10	Zale Corporation	132	133,429	1.36%
11	Express Fashions	47	393,820	1.28%
12	JC Penney Company, Inc. (5)	73	8,436,794	1.27%
13	Finish Line, Inc.	72	374,276	1.25%
14	New York & Company, Inc.	52	368,438	1.20%
15	Dress Barn, Inc. (6)	98	431,007	1.09%
16	Aeropostale, Inc.	77	264,999	1.06%
17	Charlotte Russe Holding, Inc.	51	353,386	1.01%
18	The Buckle, Inc.	49	244,539	0.96%
19	Forever 21 Retail, Inc.	21	304,522	0.94%
20	Pacific Sunwear of California	64	239,007	0.91%
21	Best Buy Co., Inc.	39	519,994	0.88%
22	Sun Capital Partners, Inc. (7)	53	603,848	0.88%
23	Barnes & Noble Inc.	19	674,347	0.85%
24	Claire's Stores, Inc.	115	136,005	0.85%
25	The Regis Corporation	153	184,568	0.85%
		2,158	19,105,189	34.76%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(5)	JC Penney Co., Inc. owns 36 of these stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Sun Capital Partners, Inc. operates Gordmans, Limited Stores, Fazoli's, Smokey Bones, Souper Salad and Bar Louie Restaurants.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

Capital Expenditures for Three Months Ended March 31, 2011
(In thousands)

Tenant allowances	$5,756

Renovations	901

Deferred maintenance:
Parking lot and parking lot lighting	970
Roof repairs and replacements	530
Other capital expenditures	1,408
Total deferred maintenance expenditures	2,908

Total capital expenditures	$9,565

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area.  A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings.  The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants.  We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period.  The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants.  Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2011	2010
Quarter ended:
March 31,	$412	$212
June 30,	-	567
September 30,	-	929
December 31,	-	976
	$412	$2,684

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2011

Properties Under Development at March 31, 2011
(Dollars in thousands)
			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Date Opened	Initial Yield
Open-Air Center Expansion:
Alamance West	Burlington, NC	236,438	$15,823	$7,133	Fall-11	11.2%

Community Center Expansion:
Settlers Ridge Phase II	Robinson Township, PA	86,617	$12,370	$16,094	Summer-11	9.9%

Outlet Center:
The Outlet Shoppes at Oklahoma City (a)	Oklahoma City, OK	325,780	$60,953	$35,277	Summer-11	10.7%

(a)	The Outlet Shoppes at Oklahoma City is a 75/25 joint venture. Total cost and cost to date are reflected at 100 percent.
(b)	Total Cost is presented net of reimbursements to be received.
(c)	Cost to Date does not reflect reimbursements until they are received.